UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2019

FLUOR CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-16129	33-0927079
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

6700 Las Colinas Blvd. Irving, Texas	75039
(Address of principal executive offices)	(Zip Code)

(469) 398-7000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (§230.405 of this chapter) or Rule 12b-2 of the Exchange Act (§240.12b-2 of this chapter).
                                         Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value per share	FLR	New York Stock Exchange

Item 2.02.  Results of Operations and Financial Condition.

On May 2, 2019, Fluor Corporation (the “Company”) announced its financial results for the quarter ended March 31, 2019. A copy of the press release (the “Earnings Release”) making this announcement is attached hereto as Exhibit 99.1. The Company is rescheduling the conference call to discuss its financial results to 8:30am Eastern time on May 2, 2019.

The information in this Current Report on Form 8-K, including the exhibit, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities of that section. Furthermore, this Current Report on Form 8-K, including the exhibit, shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934.

The Company includes backlog and new awards data in the Earnings Release. Backlog is a measure of the total dollar value of work to be performed on contracts awarded and in progress. Although backlog reflects business that is considered to be firm, cancellations, deferrals or scope adjustments may occur. Backlog is adjusted to reflect any known project cancellations, revisions to project scope and cost, foreign currency exchange fluctuations and project deferrals, as appropriate. New awards is a measure of the total dollar value of work to be performed on contracts awarded in the period. Backlog and new awards measures are regularly reported in the construction industry.

Item 9.01.  Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit Number	Description
99.1	Press Release issued by Fluor Corporation on May 2, 2019 announcing its financial results for the quarter ended March 31, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 2, 2019

FLUOR CORPORATION

By:	/s/ Bruce A. Stanski
Bruce A. Stanski
Executive Vice President and Chief Financial Officer

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